Exhibit 99.2

WESTERN SIZZLIN CORPORATION

Index to Pro Forma Financial Statements

Unaudited Pro Forma Condensed Combined Financial Statements of Western Sizzlin Corporation and Mustang Capital Advisors, LP:
Introduction to Unaudited Pro Forma Condensed Combined Financial Statements	1
Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2008	2
Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2007	3
Unaudited Pro Forma Condensed Combined Statement of Operations for the Six-Month Period Ended June 30, 2008	4
Notes to Unaudited Pro Forma Condensed Combined Financial Statements	5 – 6

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS OF
WESTERN SIZZLIN CORPORATION AND MUSTANG CAPITAL ADVISORS, LP

The following sets forth unaudited pro forma condensed combined financial information derived from (i) the audited consolidated financial statements of Western Sizzlin Corporation (“Western”) for the fiscal year ended December 31, 2007, (ii) the unaudited consolidated financial statements of Western for the six months ended June 30, 2008, (iii) the audited consolidated financial statements of Mustang Capital Advisors, LP for the fiscal year ended December 31, 2007, and (iv) the unaudited consolidated financial statements of Mustang Capital Advisors, LP for the six months ended June 30, 2008, each of which is included elsewhere in this prospectus.  The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2007 assumes that the pro forma events occurred as of January 1, 2007.  The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2008 assumes that the pro forma events occurred as of January 1, 2008.  The unaudited pro forma condensed combined balance sheet assumes that the pro forma events occurred on June 30, 2008.

The pro forma events include the acquisition by Western of a 50.5% limited partnership interest in Mustang Capital Advisors and a 51% membership interest in Mustang Capital Management, LLC, which owns a 1% interest in Mustang Capital Advisors as its general partner.  The acquisition will be accounted for as a purchase under U.S. GAAP.  Cost will be determined on the basis of cash paid and the fair value of Western common stock delivered as consideration in the proposed transaction.  For the purpose of valuing its shares to be issued in conjunction with the transaction, Western used the average of the closing prices of Western common stock on the Nasdaq Capital Market for the three days prior to and the three days subsequent to March 28, 2008, the date on which Western first announced its intent to enter into the transaction, or $15.68 per share.

The following pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of (i) the results of operations and financial position that would have been achieved had the transaction taken place on the dates indicated or (ii) the future operations of Western following the transaction.  The following information should be relied on only for the limited purpose of presenting what the results of operations and financial position of Western might have looked like had the transaction taken place at an earlier date.

The following pro forma financial information should be read in conjunction with:

•	the accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements;

•
the audited consolidated financial statements of Western for the fiscal year ended December 31, 2007 and the notes relating thereto, included in Western’s Registration Statement on Form S-4 (File No. 333-154313) filed with the Commission on October 15, 2008;

•
the unaudited consolidated financial statements of Western for the six months ended June 30, 2008 and the notes relating thereto, included in Western’s Registration Statement on Form S-4 (File No. 333-154313) filed with the Commission on October 15, 2008;

•	the audited consolidated financial statements of Mustang Capital Advisors for the fiscal year ended December 31, 2007 and the notes relating thereto, included elsewhere in this filing; and

•	the unaudited consolidated financial statements of Mustang Capital Advisors, LP for the six months ended June 30, 2008 and the notes relating thereto, included elsewhere in this filing.

Western Sizzlin Corporation
Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2008

(in thousands)	Historical Western (a)	Historical Mustang Capital Advisors, LP (b)	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Current Assets
Cash and cash equivalents	$639	$11	$(400	)(c)	$250
Accounts receivable and notes receivable, net	1,141	–	–		1,141
Other current assets	525	–	–		525
Deferred taxes	427	–	–		427
Total current assets	2,732	11	(400)		2,343

Notes receivable, net	550	–	–		550
Property and equipment, net	1,678	–	–		1,678
Investment in real estate	3,745	–	–		3,745
Investments in marketable securities	11,197	5,360	(164	)(d)	16,393
Due from broker	–	5,071	–		5,071
Franchise royalty contracts, net	315	–	–		315
Goodwill	4,310	–	–		4,310
Investment in unconsolidated joint venture	332	–	–		332
Deferred taxes	364	–	–		364
Other assets	12	6	2,005	(e)	2,023

Total assets	$25,235	$10,448	$1,441		$37,124

LIABILITIES, MINORITY INTERESTS AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt	368	–	–		368
Accounts payable and other current liabilities	1,229	35	–		1,265
Loss contingency - lawsuit	900	–	–		900
Total current liabilities	2,497	35	–		2,532
Long-term debt, net of current	2,890	–	–		2,890
Other long-term liabilities	98	–	1,395	(f)	1,493
Total liabilities	5,485	35	1,395		6,914
Minority interests	1,463	9,604	–		11,068
Stockholders’ equity/Partners’ capital:
Common stock	27	–	1	(g)	28
Additional paid in capital	21,275	–	854	(g)	22,130
Retained earnings (deficit)/Partners’ capital	(2,829)	809	(809	)(h)	(2,829)
Accumulated other comprehensive income (loss)– unrealized holding gains (losses), net of tax	(186)	–	–4		(186)

Total stockholders’ equity	18,287	809	46		19,142

Total liabilities, minority interest and stockholders’ equity/partners’ capital	$25,235	$10,448	$1,441		$37,124

Western Sizzlin Corporation
Unaudited Pro Forma Condensed Combined Statement of Operations
Year Ended December 31, 2007
(in thousands, except share and per share data)

	Historical Western (i)	Historical Mustang Capital Advisors, LP (j)	Pro Forma Adjustments		Pro Forma Combined

Revenues	$17,257	$–	$–		$17,257

Costs and expenses – restaurant and franchise operations:
Company operations costs	11,673	–	–		11,673
Franchise operations costs	1,051	–	–		1,051
Subleased expenses	102	–	–		102
Corporate expenses	2,277	–	–		2,277
Depreciation and amortization	1,063	–	–		1,063
Claims settlement and legal fees associated with lawsuit	741	–	–		741
Total costs and expenses – restaurant and franchise operations	16,907	–	–		16,907

Equity in income of joint venture	158	–	–		158

Income from restaurant and franchise operations	508	–	–		508

Net realized gains on sales of marketable securities	1,972	1,096	–		3,068
Management fee income	–	414	–		414
Interest and dividends	–	146	–		146
Net unrealized gains (losses) on marketable securities held by limited partnership	(2,788)	1,764	(1,318	)(k)	(2,342)
Expense of investment activities	(347)	(180)	–		(527)

Income (loss) from investment activities	(1,163)	3,240	(1,318)		759

Other income (expense):
Other	11	–	(301	)(u)	(290)
Total other income (expense), net	11	–	(301)		(290)

Income (loss) before income tax expense and minority interest	(644)	3,240	(1,619)		977

Income tax expense (benefit)	(49)	–	700	(l)	651
Minority interests	(351)	2,393	(690	)(m)	1,352

Net income (loss)	$(244)	$847	$(1,629)		$(1,026)

Net income (loss) per common share (basic and diluted):	$(0.13)				$(0.52)

Weighted average shares outstanding (basic and diluted):	1,904,885		54,563	(n)	1,959,448

Western Sizzlin Corporation
Unaudited Pro Forma Condensed Combined Statement of Operations
Six-Month Period Ended June 30, 2008
(in thousands, except share and per share data)

	Historical Western (o)	Historical Mustang Capital Advisors, LP (p)	Pro Forma Adjustments		Pro Forma Combined

Revenues	$8,737	$–	$–		$8,737

Costs and expenses – restaurant and franchise operations:					–
Company operations costs	5,936	–	–		5,936
Franchise operations costs	614	–	–		614
Subleased expenses	64	–	–		64
Corporate expenses	916	–	–		916
Depreciation and amortization	529	–	–		529
Claims settlement and legal fees associated with lawsuit	159	–	–		159
Total costs and expenses – restaurant and franchise operations	8,218	–	–		8,218

Equity in income of joint venture	108	–	–		108

Income from restaurant and franchise operations	627	–	–		627

Net realized gain (loss) on sales of marketable securities	(40)	1,933	–		1,893
Management fee income	–	250	–		250
Interest and dividends	–	55	–		55
Net unrealized losses on marketable securities held by limited partnership	(6,443)	(2,411)	550	(q)	(8,304)
Expense of investment activities	(969)	(61)	–		(1,030)

Income (loss) from investment activities	(7,452)	(234)	550		(7,136)

Other income (expense):
Net interest	(21)	–	–		(21)
Other	–	–	223	(u)	223
Total other income (expense), net	(21)	–	223		202

Income (loss) before income tax expense and minority interest	(6,846)	(234)	773		(6,307)

Income tax expense (benefit)	(88)	–	115	(r)	27
Minority interests	951	(637)	316	(s)	(1,272)

Net income (loss)	$(5,807)	$403	$342		$(5,062)

Net income (loss) per common share (basic and diluted):	$(2.14)				$(1.83)

Weighted average shares outstanding:	2,713,431		54,563	(t)	2,767,994

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS
(in thousands, except share and per share data)

(a)	The Historical Western column represents the unaudited consolidated balance sheet of Western as of June 30, 2008, which is included elsewhere in this prospectus.

(b)
The Historical Mustang Capital Advisors, LP column represents the unaudited consolidated balance sheet of Mustang Capital Advisors, LP as of June 30, 2008, which is included elsewhere in this prospectus.

(c)	Reflects payment of cash consideration of $300 and estimated transaction costs of $100 related to the acquisition of Mustang Capital Advisors, LP.

(d)	Reflects Mustang Capital Advisors, LP’s distribution to its partners in July 2008 of the shares of Western common stock that it owned as June 30, 2008.

(e)
Represents the portion of the purchase price allocated to goodwill and/or intangible assets of Mustang Capital Advisors, LP.  Western has not determined the existence or nature of any intangible assets nor has it estimated the impact of such on the unaudited pro forma condensed combined statement of income.

(f)	Reflects the fair value of Western’s obligation to redeem the partnership interest of the minority interest in Mustang Capital Advisors, LP upon the death of the minority owner.

(g)
Reflects the issuance of 54,563 shares of Western common stock, having a par value of $0.01 per share, in partial payment of the purchase price for the transaction, at an estimated value of $855, based upon a price of $15.68 per share.

(h)	Reflects the elimination of the partners’ capital of Mustang Capital Advisors, LP and Mustang Capital Management, LLC.

(i)	The Historical Western column represents the audited consolidated statement of operations of Western for the year ended December 31, 2007, which is included elsewhere in this prospectus.

(j)
The Historical Mustang Capital Advisors, LP column represents the audited consolidated statement of income of Mustang Capital Advisors, LP for the year ended December 31, 2007, which is included elsewhere in this prospectus.

(k)
Removes the unrealized appreciation during the year ended December 31, 2007 of the Western common stock owned by Mustang Capital Advisors’ subsidiaries, due to the distribution of these shares to the partners of the subsidiaries in July 2008.

(l)	Reflects the tax effect of pro forma adjustments based on an assumed tax rate of 36.42%, net of taxes applicable to the minority interest.

(m)
Represents the adjustment, net of taxes, for the minority interest in the unrealized appreciation during the year ended December 31, 2007 of the Western common stock owned by Mustang Capital Advisors’ subsidiaries, which shares were distributed to the partners of the subsidiaries in July 2008.

(n)	Reflects the issuance of 54,563 shares of Western common stock in partial payment of the purchase price for the transaction.

(o)	The Historical Western column represents the unaudited consolidated statement of operations of Western for the six-month period ended June 30, 2008, which is included elsewhere in this prospectus.

(p)
The Historical Mustang Capital Advisors, LP column represents the unaudited consolidated statement of income of Mustang Capital Advisors, LP for the six-month period ended June 30, 2008, which is included elsewhere in this prospectus.

(q)
Removes the unrealized depreciation during the six-month period ended June 30, 2008 of Western common stock owned by Mustang Capital Advisors’ subsidiaries, due to its distribution of these shares to the partners of the subsidiaries in July 2008.

(r)	Reflects the tax effect of pro forma adjustments based on an assumed tax rate of 36.42%, net of taxes applicable to the minority interest.

(s)
Represents the adjustments, net of taxes, for the minority interest in the unrealized depreciation during the six-month period ended June 30, 2008 of Western common stock owned by Mustang Capital Advisors’ subsidiaries, due to the distribution of these shares to the partners of the subsidiaries in July 2008.

(t)	Reflects the issuance of 54,563 shares of Western common stock in partial payment of the purchase price for the transaction.

(u)	Reflects the change in fair value of the obligation to redeem the partnership interest of the minority interest in Mustang Capital Advisors, LP upon the death of the minority owner.